SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act 1934


         Date of Report (Date of earliest event reported): June 30, 2006


                               City Network, Inc.
               (Exact name of registrant as specified in charter)


                                     Nevada
                 (State or other jurisdiction of incorporation)


        001-31954                                          98-0467944
(Commission File Number)                       (IRS Employer Identification No.)


2F-1, No. 16, Jian Ba Road, Jhonghe City
    Taipei County, 235, Taiwan, ROC                           N/A
(Address of principal executive offices)                   (Zip Code)


    Registrant's telephone number, including area code: 011-886-2-8226-5566
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FORWARD-LOOKING STATEMENTS

     Information included in this Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

ITEMS 8.01. OTHER EVENTS.

     On March 16, 2006, City Network, Inc. (the "Company") entered a securities purchase agreement (the "Purchase Agreement") with Cornell Capital Partners, LP (the "Investor") and Highgate House Funds, Ltd. ("Highgate House") to issue up to $650,000 in aggregate principal amount of secured convertible notes (the "New Notes") to the Investor. Pursuant to the Purchase Agreement, the Company was to use $250,000 of the proceeds of such issuance and sale to repay the aggregate principle amount of $250,000 on notes issued to Highgate on August 17, 2005 and December 16, 2005 (the "Original Notes").

     On June 30, 2006, the Company, the Investor and Highgate agreed to amend the Purchase Agreement such that rather than the Company's repaying the Original Notes, Highgate shall retain the Original Notes, which were amended and re-issued. In addition, the Investor purchased $400,000 in aggregate principal amount of the New Notes. The transaction contemplated by the Purchase Agreement, as amended, was completed on June 30, 2006.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CITY NETWORK, INC.


                                     By: /s/ Alice Chen
                                        ----------------------------------------
                                     Name:  Alice Chen
                                     Title: Chairman and Chief Executive Officer

Dated: July 14, 2006

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